PROSPECTUS SUPPLEMENT TO

                  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

              WORLDWIDE ABSOLUTE RETURN FUND (INITIAL CLASS SHARES)

                                Dated May 1, 2004







The following replaces similar information found on page 20 under the heading "Portfolio Manager".


The Fund is managed by a team of investment professionals.










                    PROSPECTUS SUPPLEMENT DATED MAY 27, 2004